Supplement dated February 9, 2023

to the

Prospectuses dated May 2, 2022

for

Commonwealth Annuity Advantage Variable Annuity

ExecAnnuity Plus 91 and 93 Variable Annuity

Issued By

Commonwealth Annuity and Life Insurance Company

through its
Separate Account VA-K

This Supplement updates certain information in your variable annuity contract (“Contract”) Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

Pioneer Real Estate Shares VCT Portfolio

The Trustees of the Pioneer Variable Contracts Trust authorized the liquidation of the Pioneer Real Estate Share VCT Portfolio (“Liquidating Portfolio”), which will be effective on or about April 28, 2023 (the “Liquidation Date”). In addition, shares of the Liquidating Portfolio will be available for purchase through April 26, 2023.

Prior to the Liquidation Date, you may transfer any contract value allocated to the Liquidating Portfolio to other available investment options under your Contract. Transfers made prior to the Liquidation Date will not count towards the number of free transfers available under your Contract in a contract year.

After April 26, 2023, the following changes will occur:

●	Purchase Payments and Sub-Account Transfers. You may continue to make purchase payments and Sub-Account transfers to the Liquidating Portfolio through April 26, 2023. If any portion of your future purchase payment is allocated to the Liquidating Portfolio after April 26, 2023, you must redirect that allocation to another investment option available under your Contract, subject to applicable any investment restrictions.

●	Program Enrollments. If you do not make any updates to your program enrollment (e.g. Dollar Cost Averaging or Systematic Withdrawal Plan) that includes transfers of contract value into or out of the Liquidating Portfolio, your enrollments will automatically be updated to reflect the Goldman Sachs Government Money Market Fund.

Effective on or about April 28, 2023, the following changes will occur:

●	Contract Value. Any contract value invested in the Liquidating Portfolio will automatically be transferred into the Goldman Sachs Government Money Market Fund. This transfer will not be counted against any limitation on the number of transfers that may be performed.

●	Sub-Account Transfer Rule. During the 60 days after the Liquidation Date, you will be allowed one transfer from the Goldman Sachs Government Money Market Fund that will not count as a transfer toward the limitation of allowable transfers per contract year.

Upon completion of the liquidation, all references to the Liquidating Portfolio are deleted from the Prospectus.

This Supplement Should Be Retained with Your Prospectus for Future Reference.

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